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                                   Aston Funds

                           Aston/TAMRO Small Cap Fund

                        Supplement dated October 13, 2009
           to the Class N and Class I Prospectuses dated March 1, 2009

                                IMPORTANT NOTICE

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH EACH PROSPECTUS. KEEP IT FOR FUTURE REFERENCE.

     Effective immediately after net asset valuation on Friday, October 16, 2009, the ASTON/TAMRO SMALL CAP FUND (the "Fund") will not accept additional investments until further notice with the following exceptions:

          - Existing shareholders of the Fund may add to their accounts, including through reinvestment of dividends and distributions.

          - Financial advisors who currently have clients invested in the Fund may open new accounts and add to such accounts where the Fund determines that such investments will not harm its investment process and where operationally feasible.

          - Participants in retirement plans which utilize the Fund as an investment option on October 16, 2009 may designate the Fund where operationally feasible.

          - Trustees of Aston Funds, employees of Aston Asset Management LLC and TAMRO Capital Partners, LLC and their family members may open new accounts and add to such accounts.

     The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and to reject any investment for any reason.

For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com

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